                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 30, 1999


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              1-2493                                   13-5482050
     (Commission File Number)             (I.R.S. Employer Identification No.)





    100 S.E. SECOND STREET, MIAMI, FLORIDA                      33131
    (Address of principal executive offices)                (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On August 30, 1999, New Valley Corporation (the "Company") completed the sale to entities affiliated with P.O'B. Montgomery & Company of five shopping centers for an aggregate purchase price of $46.1 million. The Company received approximately $11 million in cash from the transaction before closing adjustments and expenses. The shopping centers were subject to approximately $35.1 million of mortgage financing, which was assumed by the purchasers at closing.

         The shopping centers were located in Richland, Washington, Santa Fe, New Mexico, Milwaukie, Oregon, Marysville, Washington and Lincoln, Nebraska.

         The sale of the shopping centers was effected pursuant to a Purchase and Sale Agreement, dated as of June 23, 1999, as amended as of August 9, 1999 and August 16, 1999, between the Company and P.O'B. Montgomery. The sale was negotiated on an arm's length basis between the Company and P.O'B. Montgomery. None of the purchasers is affiliated with the Company or any of its affiliates, or any director or officer of the Company, or any affiliate or associate of any such director or officer.

         In connection with the sale of the shopping centers, the Company refinanced the notes payable on its two remaining shopping centers in Royal Palm Beach, Florida and Kanawha, West Virginia and transferred the Kanawha shopping center to a 99.0% owned limited liability company. The Royal Palm Beach, Florida shopping center is now subject to a $6.95 million senior mortgage note due September 2016 which is callable by the lender after March 2001 and bears interest at 7.5% per annum and a $1.56 million junior mortgage note due on the earlier of September 2002 or the due date of the senior loan which bears interest at 9.0% per annum. The Kanawha, West Virginia shopping center is now subject to a $7.0 million senior mortgage note due September 2024 which bears interest at 9.03% per annum for the first seven years and at floating rates thereafter (or 11.03% per annum if the loan is still in a securitization) and a $4.2 million subordinated note due September 2006 which bears interest at 9.0% per annum. The financing on the two remaining shopping centers is non-recourse to the Company, except for misappropriations of insurance and certain other proceeds, failures to apply rent and other income to required maintenance and taxes, environmental liabilities and certain other matters.

         The foregoing summary of the sale of the shopping centers is qualified in its entirety by reference to the text of the Purchase and Sale Agreement, as amended, and the Company's Press Release dated August 30, 1999, which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (b)  Pro Forma Financial Information.


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

         The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999 have been prepared giving effect to the sale of the five shopping centers, the recapitalization of the Company's capital stock which occurred on June 4, 1999, the Company's sale of its four office buildings in Troy, Michigan and Bernards Township, New Jersey which occurred on September 28, 1998, and the sale by Thinking Machines, the Company's 73%-owned subsidiary, of its Darwin(R) software and services business which occurred on June 2, 1999. The Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 has been prepared giving effect to the sale of the shopping centers. The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and the related notes thereto contained in the Company's 1998 Annual Report on Form 10-K and the quarterly reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999.

         The Pro Forma Condensed Consolidated Statements of Operations were prepared as if the sale of the shopping centers, the recapitalization, the sale of the office buildings and the Thinking Machines sale had occurred at the beginning of the period presented. The Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 was prepared as if the sale of the shopping centers had occurred on June 30, 1999.

         The pro forma financial information does not purport to show the results, which would actually have occurred had such transactions been completed as of the date and for the period presented or which may occur in the future.


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

                    NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                            ---------------------------------------------------------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                           -----------------------------------------------------------
                                                             OFFICE        THINKING                          SHOPPING
                                                            BUILDINGS      MACHINES                           CENTERS
                                            HISTORICAL        SALE           SALE         RECAPITALIZATION     SALE       PRO FORMA
                                           ----------------------------------------------------------------------------------------

Revenues:
  Principal transactions, net..........    $    11,430                                                                   $   11,430
  Commissions..........................         28,284                                                                       28,284
  Corporate finance fees...............         14,733                                                                       14,733
  Gain on sale of investments, net.....         11,768                                                                       11,768
  Loss in joint venture................         (4,976)           --                                                         (4,976)
  Real estate leasing..................         20,577      $(10,222) (a)                                  $ (5,329) (d)      5,026
  Gain on sale of real estate..........          4,682        (4,682) (a)                                                        --
  Computer sales and service...........            794                     $  (794) (b)                                          --
  Interest and dividends...............          8,808           (71) (a)                                                     8,737
  Other income.........................          5,987            --            --                               --           5,987
                                           -----------      --------       -------                         --------      ----------
          Total revenues...............        102,087       (14,975)         (794)                          (5,329)         80,989
                                           -----------      --------       -------                         --------      ----------
Costs and expenses:
  Selling, general and administrative..        110,375        (4,914) (a)   (6,837) (b)                      (2,786) (d)     95,838
  Interest.............................         13,939        (5,494) (a)      (87) (b)                      (3,020) (d)      5,338
  Provision for loss on long-term
     investments.......................          3,185            --            --                               --           3,185
                                           -----------      --------       -------                         --------      ----------
          Total costs and expenses.....        127,499       (10,408)       (6,924)                          (5,806)        104,361
                                           -----------      --------       -------                         --------      ----------
Loss from continuing operations before
  income taxes and minority interests..        (25,412)       (4,567)        6,130                              477         (23,372)
Income tax provision...................              6                                                                            6
Minority interests in loss from
  continuing operations of consolidated
     subsidiaries......................          2,089            --        (1,644) (b)                          --             445
                                           -----------      --------       -------                         --------      ----------
Loss from continuing operations........        (23,329)       (4,567)        4,486                              477         (22,933)
Discontinued operations:
  Gain on disposal of discontinued
    operations.........................          7,740            --            --                               --           7,740
                                           -----------      --------       -------                         --------      ----------
  Income from discontinued
    operations.........................          7,740            --            --                               --           7,740
                                           -----------      --------       -------                         --------      ----------
Net loss...............................        (15,589)       (4,567)        4,486                              477         (15,193)
Dividend requirements on preferred
  shares...............................        (80,964)           --            --      $   80,964 (c)           --              --
                                           -----------      --------       -------      ----------         --------      ----------
Net loss applicable to Common Shares...    $   (96,553)       (4,567)       $4,486      $   80,964 (c)     $    477      $  (15,193)
                                           ===========      ========       =======      ==========         ========      ==========
Loss per Common Share (basic and
  diluted):
  Continuing operations................    $    (10.89)                                                                  $    (0.98)
  Discontinued operations..............            .81                                                                          .33
                                           -----------                                                                   ----------
  Net loss per Common Share............    $    (10.08)                                                                  $    (0.65)
                                           ===========                                                                   ==========
Number of shares used in computation...      9,577,624                                  13,739,637 (c)                   23,317,261
                                           ===========                                  ==========                       ==========

----------

(a)      To eliminate the operations of the office buildings.
(b)      To eliminate the operations of Thinking Machines.
(c) To adjust for the conversion of outstanding Preferred Shares and Common Shares to new Common Shares and Warrants.
(d)      To eliminate the operations of the five shopping centers.

                    NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                           FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                    ---------------------------------------------------------------------------
                                                                                   PRO FORMA ADJUSTMENTS
                                                                    ----------------------------------------------
                                                                     THINKING                           SHOPPING
                                                                     MACHINES                           CENTERS
                                                      HISTORICAL       SALE        RECAPITALIZATION       SALE         PRO FORMA
                                                    ----------------------------------------------------------------------------
Revenues:
     Principal transactions, net.................   $    11,813                                                       $   11,813
     Commissions.................................        21,821                                                           21,821
     Corporate finance fees......................         4,040                                                            4,040
     Gain on sale of investments, net............         1,959                                                            1,959
     Loss in joint venture.......................        (4,197)                                                          (4,197)
     Real estate leasing.........................         4,424                                        $ (2,589) (c)       1,835
     Computer sales and service..................           317      $   (317) (a)                                            --
     Interest and dividends......................         2,884                                                            2,884
     Gain on sale of assets......................         4,028        (3,801) (a)                                           227
     Other income................................         2,611            --                                --            2,611
                                                    -----------      --------                          --------       ----------
         Total revenues..........................        49,700        (4,118) (a)                       (2,589)          42,993
                                                    -----------      --------                          --------       ----------
Costs and expenses:
     Selling, general and administrative ........        54,124        (3,150) (a)                       (1,484) (c)      49,490
     Interest....................................         4,711          (201) (a)                       (1,473) (c)       3,037
                                                    -----------      --------                          --------       ----------
         Total costs and expenses................        58,835        (3,351)                           (2,957)          52,527
                                                    -----------      --------                          --------       ----------
Loss from continuing operations before income
     taxes and minority interests................        (9,135)         (767)                              368           (9,534)
Income tax provision.............................            60                                                               60
Minority interests in income from continuing
     operations of consolidated subsidiaries.....          (252)          330  (a)                           --               78
                                                    -----------      --------                          --------       ----------
Loss from continuing operations..................        (9,447)         (437)                              368           (9,516)
Discontinued operations:
     Gain on disposal of discontinued operations.         4,100            --                                --            4,100
                                                    -----------      --------                          --------       ----------
     Income from discontinued operations.........         4,100            --                               368            4,100
                                                    -----------      --------                                         ----------
Net loss ........................................        (5,347)         (437)                                            (5,416)
Dividend requirements on Preferred Shares........       (32,878)           --        $   32,878 (b)          --               --
                                                    -----------      --------        ----------        --------       ----------

Net loss applicable to Common Shares.............   $   (38,225)     $   (437)       $   32,878 (b)    $    368       $   (5,416)
                                                    ===========      ========        ==========        ========       ==========
Loss per Common Share (basic and diluted):
     Continuing operations.......................   $                                                                 $
                                                          (3.57)                                                           (0.40)
     Discontinued operations.....................           .35                                                              .17
                                                    -----------                                                       ----------
     Net loss per Common Share...................   $     (3.22)                                                      $    (0.23)
                                                    ===========                                                       ==========

Number of shares used in computation.............    11,867,564                      11,449,697 (b)                   23,317,261
                                                    ===========                      ==========                       ==========

----------
(a)      To eliminate the operations and gain of Thinking Machines.
(b) To adjust for the conversion of outstanding Preferred Shares and Common Shares to new Common Shares and Warrants.
(c)      To eliminate the operations of the five shopping centers.

                    NEW VALLEY CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                 JUNE 30, 1999
                                                                ----------------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                               ---------------------
                                                                                    SHOPPING
                                                                                    CENTERS
                                                                  HISTORICAL          SALE          PRO FORMA
                                                                ----------------------------------------------
                            ASSETS
Current assets:
     Cash and cash equivalents............................       $    4,033        $ 10,118  (b)    $  14,151
     Investment securities available for sale.............           48,114                            48,114
     Trading securities owned.............................           11,695                            11,695
     Restricted assets....................................            3,266            (238) (a)        3,028
     Receivable from clearing brokers.....................           13,427                            13,427
     Other current assets.................................            2,942            (733)            2,209
                                                                    -------          ------           -------
              Total current assets........................           83,477           9,147            92,624
                                                                    -------          ------           -------
Investment in real estate, net............................           92,887         (41,604) (b)       51,283
Furniture and equipment, net..............................            8,762                             8,762
Restricted assets.........................................            8,310                             8,310
Long-term investments, net................................            5,762                             5,762
Investment in joint venture...............................           60,996                            60,996
Other assets..............................................            5,371            (495) (a)        4,876
                                                                    -------          ------           -------
              Total assets................................         $265,565        $(32,952)         $232,613
                                                                    =======          ======           =======

             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Margin loan payable..................................       $    4,852                        $    4,852
     Current portion of notes payable and other
         long-term obligations............................            2,672                             2,672
     Accounts payable and accrued liabilities.............           31,135       $    (513) (a)       30,622
     Prepetition claims and restructuring accruals........           12,388                            12,388
     Income taxes.........................................           18,365                            18,365
     Securities sold, not yet purchased...................            2,979                             2,979
                                                                    -------          ------           -------
              Total current liabilities...................           72,391            (513)           71,878
                                                                    -------          ------           -------
Notes payable ............................................           54,801         (35,023) (b)       19,778
Other long-term obligations...............................           29,773             (71) (a)       29,702
Commitments and contingencies.............................
Stockholders' equity:
     Preferred stock......................................
     Common stock.........................................              233                               233
     Additional paid-in capital...........................          866,955                           866,955
     Accumulated deficit..................................         (763,363)          2,655 (c)      (760,708)
     Unearned compensation on stock options...............             (251)                             (251)
     Accumulated other comprehensive income...............            5,026                             5,026
                                                                    -------          ------           -------
              Total stockholders' equity..................          108,600           2,655           111,255
                                                                    -------          ------           -------
              Total liabilities and stockholders' equity..         $265,565        $(32,952)         $232,613
                                                                    =======          ======           =======

----------
(a) To eliminate the operations of the five shopping centers, net of closing costs.
(b)      To record the sale of the five shopping centers' assets.
(c) Represents the gain realized on the sale of the five shopping centers' assets.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                 EXHIBIT INDEX


2.1      Purchase and Sale Agreement (the "Purchase Agreement") dated as of
         June 23, 1999 between the Company and P.O'B Montgomery & Company.

2.2      Amendment to Purchase Agreement dated as of August 9, 1999.

2.3      Amendment to Purchase Agreement dated as of August 16, 1999.

99.1     Press Release of the Company dated August 30, 1999.


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

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW VALLEY CORPORATION



                               By: /s/ J. Bryant Kirkland III
                                   ------------------------------------------
                                   J. Bryant Kirkland III
                                   Vice President and Chief Financial Officer

Date:  September 7, 1999


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